 Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of May 17, 2023, by and among SHENANDOAH TELECOMMUNICATIONS COMPANY, a Delaware limited liability company (the “Borrower”), the guarantors party hereto, COBANK, ACB (“CoBank”), in its capacity as administrative agent under the Credit Agreement (as defined below; CoBank, in such capacity, the “Administrative Agent”), as swing line lender (in such capacity, the “Swing Line Lender”) and as a Lender (including as an Issuing Lender) and each other Lender and Voting Participant party hereto.

W I T N E S S E T H

WHEREAS, pursuant to that certain Credit Agreement, dated as of July 1, 2021 (as the same has been amended, modified, supplemented, increased or extended from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, the Guarantors from time to time party thereto, the Lenders (including the Issuing Lenders) from time to time party thereto, the Swing Line Lender and the Administrative Agent, the Lenders have agreed to provide the Borrower with the credit facilities provided for therein; and

WHEREAS, the Administrative Agent, the Swing Line Lender, the other Lenders (including the Issuing Lenders), the Voting Participants and the Loan Parties have hereby agreed to the following amendments to the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to modify the Credit Agreement as follows:

1.             Certain Definitions; Interpretation.

(a)               Capitalized terms used but not otherwise defined herein shall have the meanings when used herein as set forth in the Amended Credit Agreement (as defined below).

(b)               The rules of construction set forth in Section 1.2 of the Amended Credit Agreement shall apply to this Amendment.

2.             Amendments to Credit Agreement. Subject to the conditions set forth in Section 5 hereof:

(a)               the Credit Agreement is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto (the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”);

(b)               Exhibit D of the Credit Agreement is hereby amended by amending and restating such exhibit in entirety in the form of Exhibit B attached hereto;

(c)               Exhibit I of the Credit Agreement is hereby amended by amending and restating such exhibit in entirety in the form of Exhibit C attached hereto;

(d)               Exhibit J of the Credit Agreement is hereby amended by amending and restating such exhibit in entirety in the form of Exhibit D attached hereto;

(e)                Exhibit K of the Credit Agreement is hereby amended by amending and restating such exhibit in entirety in the form of Exhibit E attached hereto; and

(f)                Schedule 11.7 of the Credit Agreement is hereby amended by amending and restating such exhibit in entirety in the form of Exhibit F attached hereto.

3.             Availability of LIBOR Fixes. Notwithstanding anything in this Amendment, the Credit Agreement or the Amended Credit Agreement to the contrary, (i) no Loans may be fixed at the LIBOR Rate Option on or after the Amendment Effective Date and (ii) any LIBOR Rate Loans fixed under Section 2.4(a)(ii) of the Credit Agreement prior to the Amendment Effective Date with an Interest Period ending after the Amendment Effective Date will remain so fixed until the expiration of such Interest Period, subject to the terms of Article II of the Credit Agreement. On the date of expiration of the applicable Interest Period with respect to any such LIBOR Rate Loans, such Loans will automatically convert to Term SOFR Rate Loans with a one month Interest Period.

4.             Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Administrative Agent and each of the Lenders, as of the Amendment Effective Date, that:

(a)               the representations and warranties of each Loan Party contained in the Credit Agreement and the other Loan Documents to which such Loan Party is a party, are true, correct and complete in all material respects (unless such representation and/or warranty is qualified by materiality or Material Adverse Effect, in which case such representation and/or warranty shall be true and correct in all respects as written), before and after giving effect to this Amendment, as though made on and as of the date hereof (except for those representations and warranties that specifically relate to a prior date, which were true, correct and complete in all material respects (unless such representation and/or warranty is qualified by materiality or Material Adverse Effect, in which case such representation and/or warranty was true and correct in all respects as written) on such prior date);

(b)               each Loan Party has taken all necessary limited liability company, corporate or other action to authorize the execution, delivery and performance of this Amendment;

(c)               this Amendment is the legally valid and binding obligation of each Loan Party party hereto, enforceable against such Person in accordance with its terms, subject only to limitations on enforceability imposed by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles;

(d)               both immediately before and after giving effect to the transactions contemplated by this Amendment, no event has occurred and is continuing, or would result from the transactions contemplated by this Amendment, that constitutes a Default or an Event of Default;

(e)               no Loan Party has received written notice and no Authorized Officer of any Loan Party or any Subsidiary of a Loan Party has knowledge of any action, suit, proceeding or investigation pending against or threatened in writing against any Loan Party or any Subsidiary of any Loan Party or any of their respective properties, including the Licenses, in any court or before any arbitrator of any kind or before or by any other Governmental Authority (including the FCC and any applicable PUC) that would reasonably be expected to result in a Material Adverse Effect; and

(f)                all material governmental and third-party consents, subordinations and waivers, as applicable, required to effectuate the transactions contemplated hereby a have been obtained and are in full force and effect, including any required material permits and authorizations of all applicable Governmental Authorities, including the FCC and all applicable PUCs.

5.             Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (the Business Day on which such conditions are satisfied, the “Amendment Effective Date”):

(a)               Execution of Amendment. The Administrative Agent shall have received duly authorized and executed copies of this Amendment, signed by an Authorized Officer of each applicable Loan Party and by each other Person party thereto.

(b)               Secretary’s Certificate. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of the Borrower, dated as of the Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, with copies of its Organizational Documents as in effect on the Amendment Effective Date attached thereto (or with a certification that the Organizational Documents previously delivered by the Borrower to the Administrative Agent have not changed since the date of previous delivery) together with a certificate from the appropriate state official as to the good standing or existence (as applicable) of the Borrower in the Commonwealth of Virginia.

(c)               Fees and Expenses. The Borrower shall have paid to the Administrative Agent (i) a non-refundable amendment fee in the aggregate amount of $300,000 for the benefit of each Lender (including CoBank), which shall be fully earned, and due and payable on the Amendment Effective Date and (ii) any other invoiced and unpaid fees or commissions due hereunder and under the Amended Credit Agreement (including legal fees and expenses).

(d)               Representations and Warranties. The representations and warranties of each Loan Party contained in Section 4 of this Amendment shall be true and correct in all material respects (unless such representation and/or warranty is qualified by materiality or Material Adverse Effect, in which case such representation and/or warranty shall be true and correct in all respects), both immediately before and after giving effect to this Amendment, as though made on and as of the Amendment Effective Date (except for those representations and warranties that specifically relate to a prior date, which were true and correct on such prior date (unless such representation and/or warranty is qualified by materiality or Material Adverse Effect, in which case such representation and/or warranty was true and correct in all respects)).

(e)                No Default or Event of Default. No Event of Default or Default shall have occurred and be continuing or would result from this Amendment.

(f)                Other Deliverables. The Administrative Agent shall have received such other documents in connection with the transactions contemplated hereby as the Administrative Agent may reasonably request, in form and substance satisfactory to the Administrative Agent.

6.             Reaffirmations. The Borrower and each Guarantor hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated thereby. The Borrower and each Guarantor, as applicable, (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party and (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the Administrative Agent.

7.             Expenses; Indemnity; Damage Waiver. Section 11.3 of the Credit Agreement is hereby incorporated, mutatis mutandis, by reference as if such section was set forth in full herein.

8.             Miscellaneous.

(a)                Counterparts; Integrations; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Any such counterpart may be delivered by facsimile, email or other electronic transmission (including “.pdf” or “.tif”) and shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any similar state laws based on the Uniform Electronic Transactions Act. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

(b)                Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Lenders, the Issuing Lender, the Administrative Agent, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent.

(c)                 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflicts of law principles that require or permit application of the laws of any other state or jurisdiction. Section 11.10 of the Credit Agreement regarding governing law, submission to jurisdiction, waiver of venue, service of process and waiver of jury trial is hereby incorporated, mutatis mutandis, by reference as if such section was set forth in full herein.

(d)                Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

(e)                 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(f)                 Loan Document. This Amendment is a Loan Document and subject to the terms of the Amended Credit Agreement.

(g)                Effect on the Credit Agreement and other Loan Documents. Except as specifically modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Swing Lender or any Lender (including any Issuing Lender) under, the Credit Agreement or any of the other Loan Documents.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by such party, or to be executed by a duly authorized officer of such party, as of the date first above written.

COBANK, ACB,
as Administrative Agent, an Issuing Lender, Swing Line Lender, and a Lender

By:
Gloria Hancock
Managing Director

[Amendment No. 1 to Credit Agreement]

BORROWER:

SHENANDOAH TELECOMMUNICATIONS COMPANY

By:
Name:	Christopher E. French
Title	President and Chief Executive Officer

GUARANTORS:

SHENTEL PERSONAL COMMUNICATIONS, LLC
SHENANDOAH CABLE TELEVISION, LLC
SHENANDOAH MOBILE, LLC
SHENTEL MANAGEMENT COMPANY

By:
Name:	Christopher E. French
Title:	President and Chief Executive Officer

[Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

[Amendment No. 1 to Credit Agreement]

CITIZENS BANK, N.A.,
as a Lender

By:
Name:
Title:

[Amendment No. 1 to Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION
as a Lender

By:
Name:
Title:

[Amendment No. 1 to Credit Agreement]

TRUIST BANK,
as a Lender

By:
Name:
Title:

[Amendment No. 1 to Credit Agreement]

[______],
as a Voting Participant pursuant to Section 11.7(d) of the Credit Agreement

By:
Name:
Title:

[Amendment No. 1 to Credit Agreement]

EXHIBIT A TO AMENDMENT NO. 1

AMENDED CREDIT AGREEMENT

[See Attached]